This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (as amended and in effect from time to time, the "**Subordination Agreement**") dated as of April 30, 2007, among the undersigned (collectively, the "**Borrowers**"), JDI Ultimate, L.L.C., a Delaware limited liability company ("**Lender**"), and CapitalSource Finance LLC, as agent for the Lenders under the CapSource Loan Agreement (as hereinafter defined) (in such capacity, "**CapitalSource**"), to the indebtedness (including interest) owed by Borrowers pursuant to that certain Loan and Security Agreement dated as of April 30, 2007 (as amended, restated, supplemented, modified, replaced and refinanced from time to time, the "**CapSource Loan Agreement**") between Borrowers, CapitalSource and the other financial institutions party thereto as lenders (the "**Lenders**") and to indebtedness refinancing the indebtedness under that agreement as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

SECOND MORTGAGE NOTE

$10,000,000.00

April 30th, 2007
Chicago, Illinois

1. **Principal Amount**. FOR VALUE RECEIVED, the undersigned Borrowers together with any new borrower party that signs a joinder hereto as hereinafter provided (collectively, the "**Maker**"), each having an address as set forth in Section 17 below and/or on any such joinder, hereby promise to pay to the order of Lender, at its principal office at 853 N. Elston Avenue, Chicago, Illinois 60622, the principal sum of Ten Million and No/100 Dollars ($10,000,000.00) or so much thereof as may from time to time be disbursed and outstanding hereunder (the "**Principal Amount**"), together with interest on the balance of the Principal Amount remaining from time to time unpaid at a rate (the "**Interest Rate**") of five percent (5%) per annum, until maturity or the occurrence of an Event of Default (as hereinafter defined) (the "**Loan**").

2. **Interest**. The Interest Rate shall: (a) be computed on the basis of a year consisting of 360 days and twelve (12) thirty (30) day months; (b) be charged for the actual number of days within the period for which interest is being charged; and (c) be charged only on the Principal Amount of the Loan then outstanding.

Interest on this Second Mortgage Note (this "**Note**") shall be paid in advance on the date hereof through and including the last day of this calendar month at the Interest Rate. Thereafter, on the first day of each calendar quarter commencing July 1, 2007 (each a "**Quarterly Payment**"), and on the Maturity Date (as hereinafter defined), all accrued and unpaid interest shall be payable, in arrears on the outstanding Principal Amount under this Note at the Interest Rate. The principal balance of this Note, together with all accrued and unpaid interest, if not sooner declared to be due in accordance with the terms hereof, shall be due and payable in full on the Maturity Date. Notwithstanding anything contained in this paragraph, so long as no Event of Default or event which with the passing of time, the giving of notice or both has occurred and is continuing, Maker may elect on two (2) occasions during the term of this Note, to defer a Quarterly Payment for up to one year (each, a "**Deferred Payment**"). Maker shall

LP 1251402.6 \ 31848-70540

notify Lender in writing (a "**Deferral Notice**") at least seven (7) days in advance of the due date of any Quarterly Payment, that Maker will be electing to defer payment of such Quarterly Payment, and stating the new date on which such Quarterly Payment shall be made (which date shall not be later than the date that is one year from the date such Quarterly Payment was originally due). Failure to make the Deferred Payment on or before the rescheduled date of payment provided in the Deferral Notice shall be an Event of Default hereunder.

3. **Payments and Maturity Date**. In addition to payments of interest provided for in Paragraph 2 above, the entire unpaid Principal Amount, together with any accrued and unpaid interest thereon and any other amounts then due hereunder or under the "**Loan Documents**" (as hereinafter defined), shall be due and payable from Maker on the date that is ten (10) years after the date hereof (the "**Maturity Date**"), unless the Loan becomes due and payable sooner because of acceleration, in which case all amounts payable hereunder shall be due and payable in full on the date of such acceleration, and shall be paid in immediately available funds at the address set forth above or such other place as the holder hereof from time to time may designate in writing. Payments of principal or interest received after 2:00 p.m. C.S.T. shall be deemed to have arrived on the following business day.

4. **Default Interest**. During any period in which an uncured Event of Default exists under this Note or any of the Loan Documents, Maker shall pay interest on the unpaid Principal Amount during any such period at an annual rate equal to nine percent (9%) or the maximum rate permitted under law, whichever is less (the "**Default Rate**"). The interest accruing under this paragraph shall be immediately due and payable by Maker to the holder or holders of this Note and shall be additional indebtedness evidenced by this Note.

5. **Limitation**. Notwithstanding any provisions of this Note or any instrument securing payment of the indebtedness evidenced by this Note to the contrary, it is the intent of Maker and Lender that Lender shall never be entitled to receive, collect or apply, as interest on principal of the indebtedness, any amount in excess of the maximum rate of interest permitted to be charged by applicable law; and if under any circumstance whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and in the event Lender ever receives, collects or applies as interest any such excess, such amount which would be excess interest shall be deemed a permitted partial prepayment of principal without penalty or premium and treated hereunder as such; and if the principal of the indebtedness secured hereby is paid in full, any remaining excess funds shall forthwith be paid to Maker. In determining whether or not interest of any kind payable hereunder, under any specific contingency, exceeds the highest lawful rate, Maker and Lender shall, to the maximum extent permitted under applicable law, (1) characterize any non-principal payment as an expense, fee or premium rather than as interest and (2) amortize, prorate, allocate and spread to the end such payment so that the interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law; provided that if the amount of interest received for the actual period of existence thereof exceeds the maximum lawful rate, Lender shall refund to Maker the amount of such excess. Lender shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the maximum lawful rate.

6. **Payments**. All payments and prepayments on account of the indebtedness evidenced by this Note shall be first applied to costs and expenses incurred by Lender in connection with this Note or the Loan Documents, then to accrued and unpaid interest on the unpaid principal balance of this Note and the remainder, if any, to the principal balance of this Note.

All payments of principal and interest hereunder shall be paid in immediately available funds or check and shall be made at such place as Lender or the legal holder or holders of this Note may from time

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to time appoint, and in the absence of such appointment, then at the offices of Lender set forth above. Payment submitted in funds not available until collected shall not be credited against outstanding principal and interest until collected. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the Interest Rate during such extension.

7. **Prepayment**. This Note may not be prepaid in whole or in part any time without Lender's prior written consent.

8. **Security**. This Note and all other amounts now or hereafter owing under the Loan Documents are secured, inter alia, by the following items (such items (i) through (vi) below, together with this Note, are each a **"Loan Document"** and hereinafter collectively referred to as the "**Loan Documents**"):

(i) the security instruments listed on the attached Exhibit "A" (as such Exhibit may be updated as new properties are added) of even date herewith made by Borrowers (or any one of Borrowers) to Lender or with Lender as beneficiary (each individually a "**Mortgage**" and, collectively the "**Mortgages**") creating second mortgage liens on certain real property (the "**Premises**") listed on Exhibit "B" and as legally described in the Mortgages.

(ii) the Security Agreement of even date herewith made by Borrowers (or any one of them) to Lender;

(iii) the Environmental Indemnity Agreement (**"Environmental Indemnity"**) of even date herewith made by Borrowers to Lender;

(iv) the Trademark Security Agreement of even date herewith made by Ultimate Resort Holdings, LLC ("**UR Holdings**") to Lender;

(v) the Collateral Assignment of Property - Related Contracts of even date herewith made by Borrowers to Lender;

(vi) the Payment and Performance Guaranty (**"Guaranty"**) of UR Holdco, LLC, TH Holdco, LLC, Ultimate Resort Club, LLC, Ultimate Resort Elite Club, LLC, Ultimate Resort, LLC (together, **"Guarantor"**) to Lender of even date herewith; and

(vii) any and all other documents executed in connection therewith.

In addition to the above, the undersigned agree that in the event any of the undersigned or any subsidiary of any of the undersigned or UR Holdings pledges additional or replacement collateral to secure the obligations of the Borrowers under the CapSource Loan Agreement, that the undersigned shall cause such pledging party to execute a joinder to this Note and any and all documents required by Lender to pledge such collateral to Lender, subject only to the prior liens of CapitalSource, for the benefit of the Senior Lenders, and other title exceptions permitted by CapitalSource. The undersigned and any joinder party shall pay the costs and expenses (including reasonable attorneys' fees) to document such additional pledges and for all recording and title charges (including a loan policy for such additional or replacement collateral in an amount reasonably determined by Lender).

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At such time as any additional collateral is added as security for this Loan, the information regarding such property may be added to Exhibit "A" hereunder by Lender without further modification or amendment to this Note and without consent from the undersigned or any joinder party.

Reference is hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a legal description of the Premises, a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all other matters therein contained.

9. **Representations, Warranties and Covenants/Indemnities**.

(A) Each of the representations, warranties, covenants and indemnities contained in the CapSource Loan Agreement, are incorporated herein and hereby remade to Lender.

(B) Each of the indemnities and warranties made by any of Borrowers in the CapSource Loan Agreement for the benefit of CapitalSource (as "**Agent**" under the CapSource Loan Agreement or in any other capacity thereunder) and/or Lenders are incorporated herein and hereby remade for the benefit of Lender and its affiliates and their respective managers, members, officers, employees, affiliates, agents, representatives, successors, assigns, accountants and attorneys.

(C) Notwithstanding any of the above, in the event CapitalSource shall grant or take any action, inaction, waiver, or consent under or in respect of, or shall amend or modify any representation, warranty, covenant, indemnity or other provision of the CapSource Loan Agreement (or any document executed in connection therewith) as incorporated in (A) and (B) above (the "Incorporated Provisions"), Lender shall be deemed to have consented to and taken such action, inaction, waiver, consent or amendment with respect to the applicable Incorporated Provisions.

10. **Default**. The occurrence of any one or more of the following events shall constitute a "**Default**" or "**Event of Default**" under this Note:

(a) the failure by Maker (i) to make payment of principal when any such payment is due in accordance with the terms hereof, or (ii) to make any payment of interest within five (5) days after the due date hereunder in accordance with the terms hereof;

(b) the occurrence of any one or more "Events of Default" under any of the Loan Documents and the expiration of applicable grace and/or cure periods, if any;

(c) the occurrence of any one or more "Events of Default" under the CapSource Loan Agreement which is not cured within the applicable cure periods under the CapSource Loan Agreement or waived by CapSource; or

(d) the voluntary bankruptcy, dissolution or liquidation of any Maker, except as expressly permitted under the CapSource Loan Agreement or as otherwise permitted by CapitalSource; or

(e) any involuntary bankruptcy, dissolution or liquidation of any maker which is not dismissed within sixty (60) days; or.

(f) the occurrence of any "Event of Default" under the UR Holdings Operating Agreement dated the date hereof and as the same may be amended, replaced or restated from time to time (the "**UR Holdings Operating Agreement**").

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In the case of the occurrence and during the continuance of any Event of Default, the holder or holders hereof shall have the right to elect, upon notice to Maker, subject to the terms of the Subordination Agreement, to (i) declare the unpaid Principal Amount under this Note, and all unpaid interest accrued thereon and other sums secured by the Loan Documents, immediately due and payable in full, (ii) foreclose the Mortgages and the liens or security interests securing the payment of the Note, and/or (iii) exercise any and all other rights and remedies available at law or in equity or under the Mortgages or the other Loan Documents. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default.

If any Event of Default under this Note or any Loan Document shall occur or if suit is filed herein or if proceedings are held in bankruptcy, receivership, reorganization or other legal or judicial proceedings for the collection hereof, Maker promises to pay all costs of collection of every kind, including but not limited to all appraisal costs, reasonable attorneys' fees (including, but not limited to, all appellate level and post-judgment proceedings), court costs, and expenses of every kind, incurred by Lender in connection with such collection or the protection or enforcement of any or all of the security for this Note, whether or not any lawsuit is filed with respect thereto. The obligation of Maker set forth in this Note shall be continuing and shall not be merged into any judgment entered based upon this Note.

Maker and all others who now or may at any time become liable for all or any part of the obligation evidenced hereby, expressly agree hereby to be jointly and severally bound, and jointly and severally waive and renounce any and all homestead and exemption rights and any and all redemption rights and the benefit of all valuation and appraisement privileges as against the indebtedness evidenced hereby or any renewal or extension thereof, waive presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity without in any way affecting the liability of Maker.

11. **Lender's Expenses**. Maker shall promptly pay all reasonable costs, expenses and fees in connection with this Loan, including, without limitation, all recording fees, charges and taxes, registration taxes, mortgage taxes, charges for certified copies of instruments, title insurance premiums, escrow fees, printing and duplicating costs, attorneys' fees of Lender's counsel (primary and local) relative to the preparation, review and enforcement of this Note and the Loan Documents, and all costs incurred in the administration of the Loan. Maker hereby authorizes Lender to make a disbursement of the Loan to pay such expenses if Maker does not pay or reimburse Lender for such expenses.

12. **Conversion**. Notwithstanding anything else contained herein, at Lender's option, at any time whether or not there exists an Event of Default, the Maker's Liabilities hereunder may be converted to membership interests in UR Holdings in accordance with the terms contained in the UR Holdings Operating Agreement.

13. **Business Purpose**. The proceeds of the Loan evidenced by this Note will be used solely for business purposes and the principal sum advanced is for a business loan.

14. **Interpretation**. This Note is to be governed and construed in accordance with the laws of the State of Illinois. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

15. **WAIVER OF JURY TRIAL**. MAKER WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY MAKER, AND MAKER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY

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PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. MAKER FURTHER ACKNOWLEDGES THAT MAKER HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF MAKER'S OWN FREE WILL, AND THAT MAKER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. MAKER FURTHER ACKNOWLEDGES THAT MAKER HAS READ AND UNDERSTAND THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

16. **VENUE**. MAKER, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT LENDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS OR THE COUNTY WHERE ALL OR ANY PORTION OF THE REAL PROPERTY INCLUDED IN THE PROJECT IS LOCATED AND MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND THE COUNTIES WHERE ALL OR ANY PORTION OF THE REAL PROPERTY INCLUDED IN THE PROJECT IS LOCATED. MAKER HEREBY WAIVES ANY RIGHT MAKER MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST MAKER BY LENDER ON THIS NOTE IN ACCORDANCE WITH THIS PARAGRAPH.

17. **Notice**. All notices or demands by any party relating to this Note or the other Loan Documents shall, except as otherwise provided herein, be in writing and sent by certified or registered United States mail, first class postage prepaid and return receipt requested, or by a nationally recognized overnight courier service with all delivery fees prepaid or by telecopy. Notices shall be deemed received (a) on the 6th succeeding business day following deposit in the United States mail, certified or registered and first class postage prepaid and return receipt requested, (b) upon delivery if sent by nationally recognized overnight courier with all delivery fees prepaid or (c) upon receipt if sent via facsimile. Notices and demands shall be addressed as follows:

If to Maker:

c/o Ultimate Resort, LLC
3501 W. Vine Street
Suite 225
Kissimmee, FL 34741
Attn: James M. Tousignant

Telefax: (407) 483-1935

If to Lender:

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With a copy to:

Levenfeld Pearlstein, LLC
2 North LaSalle Street, Suite 1300
Chicago, Illinois 60602
Attention: Marc Joseph
Telecopy: (312)346-8434

18. **Miscellaneous**.

(a) If any provision of this Note or any payments pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

(b) Maker shall at all times keep and maintain true, correct and complete books and records. Lender shall have the right at all reasonable times and upon reasonable written notice to copy, inspect and/or audit Maker's books and records, at Maker's principal place of business at the Maker's sole cost and expense.

(c) Notwithstanding anything herein to the contrary, Maker acknowledges and agrees that subject to any restrictions on transfer that may be contained in the UR Holdings Operating Agreement, Lender may assign, pledge or transfer this Note and its rights hereunder and such assignee shall be entitled to the performance of all of Maker's agreements and obligations under this Note, and shall be entitled to enforce all the rights and remedies of Lender under this Note for the benefit of assignee, as fully as if assignee were herein by name specifically given such rights and remedies. Maker expressly agrees that it will assert no claims or defenses that it may have against Lender against the assignee.

(d) Lender shall in no event be construed for any purpose to be a partner, joint venturer, agent or associate of Maker or any beneficiary of Maker or of any lessee, operator, concessionaire or licensee of Maker or any beneficiary of Maker in the conduct of their respective businesses.

IN WITNESS WHEREOF, Maker has executed this Note as of the day and year first above written.

[The remainder of this page intentionally left blank- signature pages to follow]

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[signature page for Mortgage Note]

ULTIMATE RESORT HOLDINGS LLC,
a Delaware limited liability company

By: ______________________________
Name: ______________________________
Its: ______________________________

P&J PARTNERS, LLC,
a Florida limited liability company

By: ______________________________
Name: ______________________________
Its: ______________________________

SNOWFLAKE INVESTMENTS I, LLC,
a Delaware limited liability company
TAHOE INVESTMENTS I, LLC,
a Delaware limited liability company
CABO INVESTMENTS I, LLC,
a Delaware limited liability company
MAHOGANY RUN INVESTMENTS I, LLC,
a Delaware limited liability company
CANDLEWOOD INVESTMENTS I, LLC,
a Delaware limited liability company

By: UR MEMBER, LLC,
a Delaware limited liability company

By: ______________________________
Name: ______________________________
Its: ______________________________

TORTOLA BOAT INVESTMENTS, LLC,
a Delaware limited liability company
ULTIMATE WAREHOUSE INVESTMENTS, LLC,
a Delaware limited liability company
ULTIMATE AVIATION INVESTMENTS, LLC,
a Delaware limited liability company
ULTIMATE SCOTTSDALE, LLC,
a Delaware limited liability company
ULTIMATE LAKE TAHOE, LLC,
a Delaware limited liability company

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ULTIMATE COLORADO, LLC,
a Delaware limited liability company
ULTIMATE TELLURIDE MOUNTAIN VILLAGE, LLC,
a Delaware limited liability company
ULTIMATE NAPLES STRADA BELLA, LLC,
a Delaware limited liability company
ULTIMATE NAPLES MONTEVERDE, LLC,
a Delaware limited liability company
ULTIMATE PALM BEACH OCEAN, LLC,
a Delaware limited liability company
ULTIMATE MAUI WAILEA BEACH, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY MACKENZIE, LLC, a Delaware limited liability company
ULTIMATE SUN VALLEY PLAZA TOWNHOUSE, LLC,
a Delaware limited liability company
ULTIMATE NEW YORK TRP INTERNATIONAL, LLC,
a Delaware limited liability company
ULTIMATE KIAWAH TURTLE BEACH, LLC,
a Delaware limited liability company
ULTIMATE PARK CITY SILVERLAKE, LLC,
a Delaware limited liability company
ULTIMATE STOWE TOPNOTCH, LLC,
a Delaware limited liability company
ULTIMATE JACKSON HOLE SNAKE RIVER, LLC,
a Delaware limited liability company
CABO CASA TORTUGA, LLC,
a Delaware limited liability company
CABO ESPERANZA #1501, LLC,
a Delaware limited liability company
CABO ESPERANZA #1502, LLC,
a Delaware limited liability company
CABO ESPERANZA #1503, LLC,
a Delaware limited liability company
CABO ESPERANZA #1601, LLC,
a Delaware limited liability company
CABO ESPERANZA #1602, LLC,
a Delaware limited liability company
CABO ESPERANZA #1603, LLC,
a Delaware limited liability company
CABO VILLA DEL SOL, LLC,
a Delaware limited liability company
CABO VILLA ETERNIDAD, LLC,
a Delaware limited liability company
CABO SAN LUCAS VILLA PARAISO, LLC,
a Delaware limited liability company
ULTIMATE NEVIS INVESTMENTS, LLC,
a Delaware limited liability company

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By: TH MEMBER, LLC,
a Delaware limited liability company

By: ________________________________
Name: ________________________________
Its: ________________________________

THE CENTURY CORPORATION, LTD, a Nevisian corporation

By: PRIVATE RETREATS PARADISO LTD, an international business corporation

By: ULTIMATE NEVIS INVESTMENTS, LLC, a Delaware limited liability company

By: ____________________________
Name: ____________________________
Title: ____________________________

PRIVATE RETREATS PARADISO LTD, an international business corporation

By: ULTIMATE NEVIS INVESTMENTS, LLC, a Delaware limited liability company

By: ____________________________
Name: ____________________________
Title: ____________________________

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EXHIBIT A TO MORTGAGE NOTE – LIST OF SECURITY DOCUMENTS

Each Mortgage set forth below is dated as of April 30th, 2007

1. Second Mortgage, Assignment, Security Agreement and Fixture Filing by Ultimate Jackson Hole Snake River, LLC, a Delaware limited liability company, as Mortgagor and Borrower in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Mortgagee.

2. Second Deed of Trust, Security Agreement and Fixture Filing by Ultimate Lake Tahoe, LLC, a Delaware limited liability company, as Trustor in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Beneficiary.

3. Second Deed of Trust, Security Agreement and Fixture Filing by Tahoe Investments I, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Beneficiary.

4. Second Mortgage, Assignment, Security Agreement and Fixture Filing by Ultimate Naples Strada Bella, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Mortgagee.

5. Second Mortgage, Assignment, Security Agreement and Fixture Filing by Ultimate Naples Monteverde, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Mortgagee.

6. Second Mortgage, Assignment, Security Agreement and Fixture Filing by Sunny Isles Investments, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Mortgagee.

7. Second Mortgage, Assignment, Security Agreement and Fixture Filing by Ultimate Palm Beach Ocean, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Mortgagee.

8. Subordinate Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Ultimate New York TRP International, LLC, a limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Mortgagee.

9. Second Deed of Trust, Security Agreement, Financing Statement (Fixture Filing) and Assignment of Rents by Ultimate Park City Silverlake, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Beneficiary.

10. Second Lien Deed of Trust, Security Agreement and Fixture Filing by Ultimate Scottsdale, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Beneficiary.

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11. Second Deed of Trust, Security Agreement and Fixture Filing by Ultimate Colorado, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Beneficiary.

12. Second Deed of Trust, Security Agreement and Fixture Filing by Snowflake Investments I, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Beneficiary.

13. Second Deed of Trust, Security Agreement and Fixture Filing by Ultimate Telluride Mountain Village, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Beneficiary.

14. Second Deed of Trust, Security Agreement and Fixture Filing by Ultimate Colorado, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Beneficiary.

15. Second Mortgage by Ultimate Stowe Topnotch, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Mortgagee.

16. Second Deed of Trust, Security Agreement and Fixture Filing by Ultimate Sun Valley Mackenzie, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Beneficiary.

17. Second Deed of Trust, Security Agreement and Fixture Filing by Ultimate Sun Valley Plaza Townhouse, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Beneficiary.

18. Second Mortgage, Security Agreement, Financing Statement and Assignment of Rents by Ultimate Kiawah Turtle Beach, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Mortgagee.

19. Second Mortgage, Assignment, Security Agreement and Fixture Filing by Ultimate Maui Wailea Beach, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Mortgagee.

20. Second Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Candlewood Investments I, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Mortgagee.

21. Second Priority Mortgage by Mahogany Run Investments I, LLC, a Delaware limited liability company, in favor of JDI Ultimate L.L.C., a Delaware limited liability company, as Mortgagee.

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EXHIBIT B TO SECOND MORTGAGE NOTE

Property Addresses

Owner:	Location:
Ultimate Scottsdale, LLC	8148 E. High Point Dr., Scottsdale, AZ
Ultimate Scottsdale, LLC	9391 W. Whitewing Dr., Scottsdale, AZ
Ultimate Scottsdale, LLC	9560 E. Preserve Way, Scottsdale, AZ
Ultimate Scottsdale, LLC	10040 E. Happy Valley Rd. #400, Scottsdale, AZ
Ultimate Lake Tahoe, LLC	1199 Snow Crest Road, Lake Tahoe, CA
Ultimate Lake Tahoe, LLC	22 Station West #209, Lake Tahoe, CA
Ultimate Lake Tahoe, LLC	23 Station West #309, Lake Tahoe, CA
Ultimate Colorado, LLC	3012 Mountaineer Circle, Steamboat, CO
Ultimate Telluride Mountain Village, LLC	Mountain Lodge #4, Telluride, CO
Ultimate Telluride Mountain Village, LLC	Mountain Lodge #8, Telluride, CO
Ultimate Telluride Mountain Village, LLC	192 Country Club Drive, Telluride, CO
Ultimate Colorado, LLC	Pinecone Lodge #305, 30 Cresta Rd., Vail Valley, CO
Ultimate Naples Strada Bella, LLC	3084 Strada Bella Ct., Naples, FL
Ultimate Naples Monteverde, LLC	7398 Monteverde Way, Naples, FL
Ultimate Palm Beach Ocean, LLC	Ocean Drive, Palm Beach, FL
Ultimate Maui Wailea Beach, LLC	Wailea Beach #P208, Penthouse #28, Wailea, HI
Ultimate Sun Valley MacKenzie, LLC	30 MacKenzie Lane, Sun Valley, ID

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Ultimate Sun Valley Plaza Townhouse, LLC	Plaza Townhouse #2, Baldy Vista, Sun Valley, ID
Ultimate New York Trp International, LLC	Trump Int. 1222, New York, NY
Ultimate New York Trp International, LLC	Trump Int. 1622, New York, NY
Ultimate New York Trp International, LLC	Trump Int. #300, New York, NY
Ultimate New York Trp International, LLC	Trump Int. #310, New York, NY
Ultimate Newport Americas, LLC	Americas, 25 Cory's Ln., Newport, RI
Ultimate Newport Americas, LLC	Americas 3, 125 Cory's Ln., Newport, RI
Ultimate Kiawah Turtle Beach, LLC	10 Turtle Beach Lane, Kiawah, SC
Ultimate Park City Silverlake, LLC	Inn at Silverlake #2, Park City, UT
Ultimate Park City Silverlake, LLC	Inn at Silverlake #6, Park City, UT
Ultimate Stowe Topnotch, LLC	Topnotch #551, Stowe, VT
Ultimate Stowe Topnotch, LLC	Topnotch #552, Stowe, VT
Ultimate Jackson Hole Snake River, LLC	Snake River #231/232 (12), Jackson Hole, WY
Ultimate Jackson Hole Snake River, LLC	Snake River #339/340 (29), Jackson Hole, WY
Snowflake Investments I, LLC	3287 Snowflake Circle, Steamboat Springs, CO 80487
Sunny Isles Investments I, LLC	17875 Collins Avenue, Unit #2805. Sunny Isles Beach, FL 33160
Tahoe Investments I, LLC	611 Caddie Court, Incline Village, NV 89451
Cabo Investments I, LLC	Casa Martha #35 Palmilla Estates, Los Cabos, Mexico
Mahogany Run Investments I, LLC	C-5-B-19 Estate Lovenlund (Mahogany Run), St. Thomas, U.S.V.I.

14

Candlewood Investments I, LLC	8 Premium Point Road, Danbury, CT

MEXICO OWNED

Cabo Casa Tortuga, LLC	Casa Tortuga, Lot 2, Parcel 19, Pas Posadas, Cabo del Sol, Cabo San Lucas, Mexico
Cabo Esperanza #1501, LLC	Esperanza #1501, Unit 1501 within Punta Ballena, Cabo San Lucas, Mexico
Cabo Esperanza #1502, LLC	Esperanza #1502, Unit 1502 within Punta Ballena, Cabo San Lucas, Mexico
Cabo Esperanza #1503, LLC	Esperanza #1503, Unit 1503 within Punta Ballena, Cabo San Lucas, Mexico
Cabo Esperanza #1601, LLC	Esperanza #1601, Unit 1601 within Punta Ballena, Cabo San Lucas, Mexico
Cabo Esperanza #1602, LLC	Esperanza #1602, Unit 1602 within Punta Ballena, Cabo San Lucas, Mexico
Cabo Esperanza #1603, LLC	Esperanza #1603, Unit 1603 within Punta Ballena, Cabo San Lucas, Mexico
Cabo Villa del Sol, LLC	Villa del Sol, Lot 33, Parcel 17, Las Colinas, Cabo, Cabo San Lucas, Mexico;
Cabo Villa Eternidad, LLC	Villa Eternidad, Los Cabos, B.C.S., Mexico
Cabo San Luca Villa Paraiso, LLC	Villa Paraiso, Los Cabos, B.C.S., Mexico

15

Nevis (Owned):

Owner:	Location:
The Century Corporation, Ltd.	Villa Paradiso #1 LOT, Nevis
The Century Corporation, Ltd.	Villa Paradiso #10 LOT, Nevis
The Century Corporation, Ltd.	Villa Paradiso #11 LOT, Nevis
The Century Corporation, Ltd.	Villa Paradiso #12 LOT, Nevis
The Century Corporation, Ltd.	Villa Paradiso #13 LOT, Nevis
The Century Corporation, Ltd.	Villa Paradiso #14 LOT, Nevis
The Century Corporation, Ltd.	Villa Paradiso #15 LOT, Nevis
The Century Corporation, Ltd.	Villa Paradiso #2, Nevis
The Century Corporation, Ltd.	Villa Paradiso #3, Nevis
The Century Corporation, Ltd.	Villa Paradiso #4, Nevis
The Century Corporation, Ltd.	Villa Paradiso #9, Nevis
The Century Corporation, Ltd.	Villa Paradiso #6, Nevis
The Century Corporation, Ltd.	Villa Paradiso #7, Nevis
The Century Corporation, Ltd.	Villa Paradiso #8, Nevis

16

ASSIGNMENT AND ASSUMPTION OF LOAN

This Assignment and Assumption of Loan (this “Assignment”) is dated as of the 29th day of October, 2009 (the “Effective Date”), by JDI ULTIMATE, L.L.C., a Delaware limited liability company, having an address at 852 N. Elston Avenue, Chicago, Illinois 60622 (“Assignor”), for the benefit of ULTIMATE RESORT HOLDINGS, LLC,  a Delaware limited liability company, having an address at 3501 W. Vine Street, Suite 225, Kissimmee, Florida 34741 (“Assignee”).

Assignor is the holder of a certain loan in the original principal amount of $10,000,000 (the “Loan”) made in favor of each of the entities listed on Schedule A attached hereto (individually and collectively the “Borrowers”), pursuant to that certain Second Mortgage Note dated April 30, 2007 (as amended and in effect from time to time, the “Note Agreement”); the Loan is guaranteed and secured by, among other things, the guarantees and security instruments listed on Schedule B attached hereto (collectively, together with the Note Agreement and all other documents, instruments and agreements from time to time executed in connection therewith, the “Note Documents”).

Assignor desires to sell, transfer and convey all of its rights, title and interests in and to the Loan, the Note Agreement, and the other Note Documents to Assignee, and Assignee desires to purchase all of Assignor’s rights, title and interests in and to the Loan, the Note Agreement and all other Note Documents, subject to Participant’s retention of an economic interest in the Loan on the terms set forth in the Participation Agreement executed by the parties concurrently with this Assignment in the form attached hereto as Exhibit C (the “Participation Agreement”).

NOW, THEREFORE in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.           Subject to the terms and conditions of this Assignment and in exchange for the Transferred Interests (defined below) to be assigned by Assignee to Assignor, Assignor agrees to sell, and Assignee agrees to purchase, the Loan, subject to the terms, provisions and conditions set forth in this Assignment.

2.           As of the date hereof, Assignor hereby irrevocably and absolutely assigns, sells and transfers, without recourse, to Assignee, free and clear of any and all liens, encumbrances, pledges, claims, charges, equities, agreements, options or other restrictions of any kind, nature or description whatsoever (other than the restrictions contained in the Subordination Agreement and Intercreditor Agreement (as defined in the Note Agreement), all of Assignor’s right, title and interest in and to the Loan and the Note Documents subject to Assignor’s retention of its Participation Interest (as such term is defined in the Participation Agreement), and Assignee hereby agrees to and accepts same and assumes and agrees to discharge all of the obligations, responsibilities and liabilities of Assignor under the Note Documents as the holder of the Loan arising and/or accruing from and after the Effective Date.  This assignment is subject to the terms of a certain Letter Agreement dated same date herewith between, among others, Assignor and Assignee (the “Letter Agreement”).

3.           In consideration of such assignment, Assignee shall execute and deliver to Assignor that certain Assignment of Units (the “Assignment of Units”) in Ultimate Escapes Holdings, LLC, a Delaware limited liability company (“UEH”), assigning and transferring Assignee’s right, title, and interest to  Units (as such term is defined in the Amended and Restated Operating Agreement of UEH (the “Operating Agreement”)) in UEH as set forth in Schedule I to the Operating Agreement (the “Transferred Interests”) together with all rights of a member contained therein.

4.           Upon Assignor’s receipt of the Transferred Interests and amounts due under that certain Letter Agreement dated October 28, 2009, by and between Assignor, Assignee, UEH and Ultimate Resort, LLC, Assignor shall have no further right, title, or interest in the Loan or the Note Documents, and no further right to any payments thereunder, including, but not limited to, accrued interest in respect of the Loan.  Assignor hereby authorizes Assignee to cause the filing of such UCC-3 amendment documents, mortgage assignments and other documents reasonably determined by Assignor as necessary to evidence the assignment of the Loan, the Note Documents and all collateral therefor to Assignee.

5.           The effectiveness of this Assignment is subject to the following conditions precedent:

5.1           Conditions to Assignee’s Obligations.

(a)           Assignor shall have delivered this Assignment properly executed to Assignee;

(b)           Assignor shall have delivered to Assignee the original Note Agreement and all originals of the other Note Documents in Assignor’s possession, including, without limitation, all title policies relating to any mortgages securing the Loan;

(c)           Assignor shall have delivered to Assignee an allonge to the Note Agreement, in the form attached hereto as Exhibit A, endorsing the Note Agreement to Assignee;

(d)           Assignor shall have delivered to Assignee a release, in the form attached hereto as Exhibit B, releasing Assignee from its obligations as a borrower pursuant to the Note Agreement and Note Documents.

5.2           Conditions to Assignor’s Obligations.

(a)           Assignee shall have delivered this Assignment properly executed to Assignor;

(b)           Assignee shall have delivered the Assignment of Units properly executed to the Assignor; and

(c)           Assignee shall have paid to Assignor all amounts required to be paid under the letter agreement referred to in Section 4 above.

6.           Assignee hereby represents, warrants and covenants, to Assignor that:

6.1           Authorization; Enforcement; Validity.  Assignee is a validly existing limited liability company and has the requisite power and authority to execute and deliver this Assignment, the Assignment of Units, and all other documents, instruments and agreements contemplated hereby (collectively, the “Transaction Documents”), and to perform in accordance herewith and therewith; the execution, delivery and performance of this Assignment and the other Transaction Documents (including all instruments of transfer to be delivered pursuant to this Assignment) by it and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action; this Assignment and the other Transaction Documents evidences its valid, binding and enforceable obligation except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all requisite company action has been taken by it to make this Assignment valid and binding upon it in accordance with its terms.

6.2           No Brokers.  Assignee has had no dealings, negotiations or consultations with any broker, salesman, finder, or other intermediary to whom compensation is due by Assignor in connection with the transaction contemplated by this Assignment.

6.3           Compliance With Other Documents. The execution and delivery of this Assignment and the other Transaction Documents by Assignee do not, and consummation of the transactions and performance of this Assignment and such other Transaction Documents will not, result in (a) a violation of or a conflict with any provision of the formation or governing documents of Assignee, (b) a violation of any statute, rule, regulation, ordinance, order, judgment, writ, injunction, or decree to which Assignee or its assets are subject or bound, or (c) a violation of or a conflict with any of the terms, covenants, conditions or provisions of, or constitute a default in respect of, any agreement, contract or instrument to which Assignee is a party or by which any of Assignee’s properties or assets is bound or to which any of them may be subject.

7.           Assignor hereby represents and warrants to Assignee that:

7.1           Authorization.  Assignor is a validly existing limited liability company and has the requisite power and authority to execute and deliver this Assignment and the other Transaction Documents and to perform in accordance herewith and therewith; the execution, delivery and performance of this Assignment and such other Transaction Documents (including all instruments of transfer to be delivered pursuant to this Assignment) by Assignor and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Assignment and the other Transaction Documents evidences the valid, binding and enforceable obligation of Assignor except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all requisite company action has been taken by Assignor to make this Assignment and the other Transaction Documents valid and binding upon such Assignor in accordance with its terms.

7.2           Title.  Assignor owns the Loan.  The Loan, and the other Note Documents have not been assigned or pledged by Assignor and are subject to no participation interests, and Assignor has full right and authority, subject to no interest of, or agreement with, any other party, to sell and assign the same pursuant to this Assignment and the other Transaction Documents (subject to compliance with the terms of the Subordination Agreement and Intercreditor Agreement).  No liens, mortgages, security interests, encumbrances or charges of any kind exist upon or with respect to the Loan or any interest therein or any Loan Document (other than the restrictions set forth in the Subordination Agreement and Intercreditor Agreement), and upon delivery and payment for the Loan, Assignee will acquire title to the Loan, free and clear of any lien, mortgage, security interest or other encumbrance (other than the restrictions set forth in the Subordination Agreement).  Assignor has not used the Loan, or any interest therein, or any Loan Document as security or collateral or otherwise encumbered the Loan or any Loan Document and has not previously transferred the Loan or any interest therein to any person or entity.

7.3           Approvals.  No approval, consent or authorization of the transactions contemplated by this Assignment and the other Transaction Documents from any Person or governmental agency is required which has not been obtained as of the Effective Date except as may be required by CapitalSource Finance, LLC.  No filing with any governmental agency is required to be made in connection with the transactions contemplated by this Assignment which has not been made as of the Effective Date.

7.4           Compliance With Other Documents. The execution and delivery of this Assignment and the other Transaction Documents do not, and consummation of the transactions and performance of this Assignment and the other Transaction Documents will not, result in (a) a violation of or a conflict with any provision of the formation or governing documents of Assignor, (b) a violation of any statute, rule, regulation, ordinance, order, judgment, writ, injunction, or decree to which Assignor or its assets are subject or bound, or (c) a violation of or a conflict with any of the terms, covenants, conditions or provisions of, or constitute a default in respect of, any agreement, contract or instrument to which Assignor is a party or by which any of Assignor’s properties or assets is bound or to which any of them may be subject except for the Intercreditor Agreement and Subordination Agreement.

7.5           Transfer.  Assignor will take all steps reasonably requested by Assignee to effect transfer of the Loan and any Note Document in Assignee’s name, including, without limitation, the execution and delivery of any assignments of mortgage or deed of trust in recordable form required by the Assignee in order to effectuate the assignment of the mortgages referenced on Schedule B attached hereto at Assignee’s cost.

7.6           No Brokers.  Assignor has had no dealings, negotiations or consultations with any broker, salesman, finder, or other intermediary to whom compensation is due by Assignee in connection with the transaction contemplated by this Assignment and the other Transaction Documents.

7.7           Loan Balance.  As of the Effective Date, pursuant to the terms and conditions of the Note Documents, the aggregate outstanding balance of the Loan is as follows:

Principal	$10,000,000

Accrued interest	$297,222.22

Per diem	$1,388.89

Fees, expenses and other amounts	$0.00

7.8           AS IS, WHERE IS.  EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 7, ASSIGNOR MAKES NO OTHER REPRESENTATIONS OR WARRANTIES REGARDING THE LOAN, NOTE OR NOTE DOCUMENTS, EACH AND ALL BEING “AS IS” “WHERE IS” INCLUDING WITHOUT LIMITATION AN EXPLCIIT DISCLAIMER REGARDING ANY COLLECTIBILITY THEREOF.

8.           Assignor agrees to execute and deliver to Assignee such other documents as may be reasonably necessary in order to effectuate the transactions contemplated hereby.

8.1           Notices.  All notices, demands, requests, consents, approvals and other communications (any of the foregoing, a “Notice”) required, permitted, or desired to be given hereunder shall be in writing sent by telefax (confirmed by sender with recipient) or by registered or certified mail, postage prepaid, return receipt requested or delivered by hand or reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter.  Any Notice shall be deemed to have been received:  (a) three (3) days after the date such Notice is mailed, (b) on the date of sending by telefax if sent during business hours on a Business Day (otherwise on the next Business Day), (c) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), and (d) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

If to Assignor:	JDI Ultimate, L.L.C.
852 N. Elston Avenue
Chicago, Illinois  60622
Attn:   Mr. Jeff Aeder
Fax:  (312) 433-0555

with a copy to:	Fredric D. Tannenbaum, Esq.
Gould & Ratner LLP
222 N. LaSalle Street
Suite 800
Chicago, Illinois 60601
Fax: 312-236-3241

If to Assignee:	c/o Ultimate Resort Holdings, LLC
3501 W. Vine Street
Suite 225
Kissimmee, Florida 34741
Attention: James M. Tousignant
Fax: ________________

with a copy to:	Greenberg Traurig, LLP
One International Place
Boston, Massachusetts 20110
Attention: Jeffrey M. Wolf, Esq.
Fax: 617-897-0911

9.           The terms and provisions of this Assignment shall inure to the benefit of, and shall be binding upon, the successors and assigns of the parties hereto.

10.           This Assignment shall be construed and enforced according to the laws of the State of New York.

11.           This Agreement may be executed by facsimile or other electronic transmission and in one or more counterparts, each of which shall be deemed an original and all of which together will constitute one and the same instrument.

[SIGNATURE COUNTERPARTS FOLLOW ON SUBSEQUENT PAGE]

IN WITNESS WHEREOF, Assignor and Assignee have caused these presents to be duly executed as of the day and year first above written.

ASSIGNOR: JDI ULTIMATE, L.L.C., a Delaware limited liablity company

By:	/s/ Jeffrey Aeder
Name: Jeffrey Aeder
Title: Manager

ASSIGNEE: ULTIMATE RESORT HOLDINGS, LLC a Delaware limited liability company

By:	/s/ James Tousignant
Name: James Tousignant
Title: President and CEO

Schedule A

Borrowers

Schedule B

Exhibit A

Form of Allonge

Exhibit B

Form of Release